Filed pursuant to 497(e)

File Nos. 033-49098 and 811-06719

STERLING CAPITAL FUNDS

SUPPLEMENT DATED FEBRUARY 25, 2020

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS AND THE

INSTITUTIONAL, CLASS R AND CLASS R6 SHARES PROSPECTUS,

each DATED FEBRUARY 1, 2020

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Class A and Class C Shares Prospectus and the Institutional, Class R and Class R6 Shares Prospectus, each dated February 1, 2020 (collectively, the “Prospectuses”), with respect to Sterling Capital Mid Value Fund (the “Fund”):

Effective immediately, Patrick W. Rau is appointed as a co-portfolio manager of the Fund, and Lee D. Houser and William C. Smith are each appointed as an associate portfolio manager of the Fund. In addition, it is anticipated that Timothy P. Beyer will retire from Sterling Capital Management LLC on or about July 6, 2020.

Accordingly, the “Management—Portfolio Managers” section in the Prospectuses with respect to the Fund is hereby deleted and replaced with the following:

Portfolio Managers

Timothy P. Beyer, CFA
Managing Director of Sterling Capital and Co-Portfolio Manager
Since July 2005

Patrick W. Rau, CFA
Managing Director of Sterling Capital and Co-Portfolio Manager
Since February 2020

(formerly, Associate Portfolio Manager
from February 2016–February 2020)

Lee D. Houser, CFA
Executive Director of Sterling Capital and Associate Portfolio Manager
Since February 2020

William C. Smith, CFA
Executive Director of Sterling Capital and Associate Portfolio Manager
Since February 2020

The following replaces the description of the Portfolio Managers set forth under “Fund Management—Portfolio Managers” in the Prospectuses with respect to the Fund:

Mid Value Fund. Timothy P. Beyer, CFA, is Co-Portfolio Manager of the Mid Value Fund and has been a portfolio manager of the Mid Value Fund since July 2005. Mr. Beyer is a Managing Director of Sterling Capital. He has been with Sterling Capital and its predecessors since 2004 and has investment experience since 1989. From 2003-2004, Mr. Beyer served as Portfolio Manager of the AIM Midcap Basic Value Fund for AIM Investments. From 2000-2002, Mr. Beyer worked at USAA managing the USAA Value Fund and USAA Balanced Fund. Mr. Beyer served on the Council of Examiners for the CFA Institute for four years and a CFA grader for seven years. He is a graduate of East Carolina University where he received his B.S.B.A. in Finance. He is a CFA charterholder.

Patrick W. Rau, CFA, has been Co-Portfolio Manager of the Mid Value Fund since February 2020, and was the Associate Portfolio Manager of the Mid Value Fund from February 2016–February 2020. Mr. Rau is a Managing Director of Sterling Capital. He has been with Sterling Capital and its predecessors since 2001 and has investment experience since 1991. From 1999-2001, Mr. Rau served as Co-Portfolio Manager of The Nations Convertible Securities Fund for Bank of America Capital Management. Mr. Rau is a graduate of Duke University where he received his A.B. in Political Science. He received his M.B.A. from Vanderbilt University. He is a CFA charterholder.

Lee D. Houser, CFA, has been Associate Portfolio Manager of the Mid Value Fund since February 2020. Mr. Houser is an Executive Director of Sterling Capital. He has been with Sterling Capital since 2006 and has investment experience since 1999. Prior to joining Sterling Capital, he worked for ICM Asset Management as a senior research analyst. Mr. Houser’s previous work experience includes analyst positions at Redchip Research and Raymond James Financial, Inc. and a software engineer position at Bell Atlantic Corp. Mr. Houser is a graduate of James Madison University where he received his B.S. in Mathematics and Economics. He received his M.B.A. from Duke University. He is a CFA charterholder.

William C. Smith, CFA, has been Associate Portfolio Manager of the Mid Value Fund since February 2020. Mr. Smith is an Executive Director of Sterling Capital. He has been with Sterling Capital since 2015 and has investment experience since 2007. Prior to joining Sterling Capital, he was an Executive Director with Goldman Sachs in London as the lead sell side analyst covering the global media and telecommunications sector. Prior to joining Goldman Sachs, he worked for Jefferies International as the lead sell side analyst covering the global media sector. Mr. Smith is a graduate of Vanderbilt University where he received his B.E. in Structural Engineering. He received his M.B.A. from the London Business School. He is a CFA charterholder.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE.

STATSUP-220-1